POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the Meeder Funds is a business trust duly organized and existing under the laws of the Commonwealth of Massachusetts (“Trust”), which periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW THEREFORE, the undersigned hereby appoints Robert S. Meeder, Jr., Dale W. Smith, Bruce E. McKibben and Alaina Salonsky, all duly appointed officers of the Trust, as attorneys for the undersigned and to act in the undersigned’s name, place and stead to execute and file Registration Statements and Amendments to the Trust’s Registration Statements, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand on this 16th day of November, 2017.

Stuart M. Allen
BY: (PRINTED)

/s/ Stuart M. Allen
SIGNATURE
State of Ohio }
 County of Franklin }

On November 16, 2017 before me, Laurie A. Gillaugh, Notary Public
  (insert name and title of the officer)

personally appeared Stuart M. Allen, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

WITNESS my hand and official seal.
Signature	/s/ Laurie A. Gillaugh	Laurie A. Gillaugh NOTARY PUBLIC, State of Ohio My Commission Expires 08-01-2020 (Seal)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the Meeder Funds is a business trust duly organized and existing under the laws of the Commonwealth of Massachusetts (“Trust”), which periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW THEREFORE, the undersigned hereby appoints Robert S. Meeder, Jr., Dale W. Smith, Bruce E. McKibben and Alaina Salonsky, all duly appointed officers of the Trust, as attorneys for the undersigned and to act in the undersigned’s name, place and stead to execute and file Registration Statements and Amendments to the Trust’s Registration Statements, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand on this 16th day of November, 2017.

Anthony V. D’Angelo
BY: (PRINTED)

/s/ Anthony V. D’Angelo
SIGNATURE

State of Ohio }
County of Franklin }

On November 16, 2017 before me, Debra K. Runyan, Notary Public
  (insert name and title of the officer)

personally appeared Anthony V. D’Angelo, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

WITNESS my hand and official seal.
Signature	/s/ Debra K. Runyan	Debra K. Runyan NOTARY PUBLIC FOR THE STATE OF OHIO My Commission Expires December 19, 2018 (Seal)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the Meeder Funds is a business trust duly organized and existing under the laws of the Commonwealth of Massachusetts (“Trust”), which periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW THEREFORE, the undersigned hereby appoints Robert S. Meeder, Jr., Dale W. Smith, Bruce E. McKibben and Alaina Salonsky, all duly appointed officers of the Trust, as attorneys for the undersigned and to act in the undersigned’s name, place and stead to execute and file Registration Statements and Amendments to the Trust’s Registration Statements, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand on this 26th day of October, 2017.

JEFFREY R. PROVENCE
BY: (PRINTED)

/s/ Jeffrey R. Provence
SIGNATURE

State of California }
County of San Diego }

On October 26, 2017 before me, Yvonne M. Siragusa, Notary Public
  (insert name and title of the officer)

personally appeared Jeffrey R. Provence, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

WITNESS my hand and official seal.
Signature	/s/ Yvonne M. Siragusa	YVONNE M. SIRAGUSA COMM. #2170393 NOTARY PUBLIC * CALIFORNIA SAN DIEGO COUNTY Comm. Exp. NOV. 3, 2020 (Seal)